SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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PRINTRONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ANNUAL MEETING OF STOCKHOLDERS
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE
SUMMARY COMPENSATION TABLE
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
LONG-TERM INCENTIVE PLANS
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
PERFORMANCE GRAPH
COMPARE FIVE YEAR CUMMULATIVE TOTAL RETURN
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
STOCKHOLDER PROPOSALS
POLICY CONCERNING COMMUNICATION WITH DIRECTORS
GENERAL INFORMATION

14600 Myford Road
P.O. Box 19559
Irvine, California 92623
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 22, 2006
     The Annual Meeting of Stockholders of Printronix, Inc. will be held at the principal executive offices of the Company, located at 14600 Myford Road, Irvine, California, 92623 on Tuesday, August 22, 2006 at 9:00 a.m. local time, for the following purposes, all as set forth in the attached Proxy Statement:
1.	To elect six directors to hold office until the next annual meeting of stockholders.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.
     Only stockholders of record at the close of business on June 26, 2006 are entitled to notice of and to vote at the meeting and any adjournment thereof.
     Stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, please sign and promptly return the accompanying proxy card in the enclosed postpaid envelope or submit your proxy via the telephone or the Internet as set forth on the accompanying proxy card. If you do attend the meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.
July 21, 2006

GEORGE L. HARWOOD
Senior Vice President, Finance & IS,
Chief Financial Officer and Secretary

14600 Myford Road
P.O. Box 19559
Irvine, California 92623

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
August 22, 2006
     This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy on behalf of the Board of Directors of Printronix, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company to be held on Tuesday, August 22, 2006 and at any adjournments thereof, for the purposes set forth in the accompanying notice. It is anticipated that this Proxy Statement and the enclosed form of proxy will be first mailed to stockholders on or about July 21, 2006.
     The close of business on June 26, 2006 has been fixed as the record date for stockholders entitled to notice of and to vote at the meeting. As of that date, there were 6,614,044 shares of Common Stock of the Company outstanding and entitled to vote, the holders of which are entitled to one vote per share.
     In the election of directors, a stockholder may cumulate his or her votes for one or more candidates, but only if such candidate’s or candidates’ names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the stockholder thinks fit. The six candidates receiving the highest number of affirmative votes shall be elected. In the event of cumulative voting, the proxy solicited by the Board of Directors confers discretionary authority on the proxies to cumulate votes so as to elect the maximum number of persons nominated by the Nominating Committee of the Board of Directors.
     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the Stockholders entitled to vote generally at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding Shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     A plurality of the votes duly cast is required for the election of Directors (i.e., the nominees receiving the greatest number of votes will be elected). Abstentions and broker “non-votes” are not counted for purposes of the election of Directors.
     Stockholders are requested to date, sign and return the enclosed proxy to make certain that their shares will be voted at the meeting. Any proxy given may be revoked by the stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a proxy bearing a later date, or by attendance at the meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election of the six nominees for directors named below.
PROPOSAL NUMBER 1:
ELECTION OF DIRECTORS
     The By-laws of the Company authorize a minimum of five and a maximum of nine directors, the actual number of authorized directors to be determined by the Board of Directors. Currently, the number of authorized directors is six who are to be elected at the annual meeting of stockholders to hold office until the next annual meeting and until their respective successors are elected and qualified. It is intended that the proxies received, unless otherwise specified, will be voted for the six nominees named below, each of whom is an incumbent director of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as proxies will vote for a substitute nominee or nominees designated by the Nominating Committee of the Board of Directors.
     There is set forth below as to each of the six nominees for election as a director, his or her principal occupation, age, the year he or she became a director of the Company, and additional biographical data.
ROBERT A. KLEIST
     Mr. Kleist, age 77, is one of the founders of the Company and has served as a director and its President and Chief Executive Officer since its formation in 1974. He held the additional office of Chief Financial Officer from February 1987 until October 1988 and from August 1985 until January 1986.
BRUCE T. COLEMAN
     Mr. Coleman, age 67, has served as a director of the Company since February 1994 and previously from 1976 to 1989. Since September 1991, he has been the Chief Executive Officer of El Salto Advisors, a firm which provides interim management to computer software and service companies. Mr. Coleman served as interim CEO for several software technology companies over the last ten years. Mr. Coleman is a director of Websense Inc.

JOHN R. DOUGERY
     Mr. Dougery, age 66, has served as a director of the Company since 1978. Mr. Dougery was a general partner of Dougery & Wilder and its predecessor from 1981 to 1997, a partnership specializing in venture capital investments. Since 1997, Mr. Dougery has been independently engaged in the business of selecting and managing venture capital investments.
CHRIS WHITNEY HALLIWELL
     Ms. Halliwell, age 57, has served as a director of the Company since 1998. Ms. Halliwell is a founder of Iperasys, a start-up venture in automotive electronics. Ms. Halliwell is currently principal of Chris Halliwell, a technology marketing consulting firm, and an instructor for the Executive Education Marketing curriculum at the Caltech Industrial Relations Center in Pasadena, California. Prior to starting her own consulting business, Ms. Halliwell was managing partner at Regis McKenna, Inc., where she was a consultant since 1984, a marketing director for Intel Corporation and a sales representative for IBM.
ERWIN A. KELEN
     Mr. Kelen, age 71, has served as a director of the Company since 1977. From January 1984 to September 1990, he was the President and Chief Executive Officer of DataMyte Corporation, a manufacturer of factory data collection systems. Since October 1990, Mr. Kelen has been the principal of Kelen Ventures, a venture capital and investment firm. Mr. Kelen is a director of Computer Network Technology Corporation and CyberOptics Inc.
CHARLES E. TURNBULL
     Mr. Turnbull, age 54, became a director of the Company in November 2005. Since March 2006 and previously from 2002 to 2005, Mr. Turnbull has been the President of Turnbull Partners, a technology strategy consulting firm. From 2005 to 2006, he was the President and CEO of Sagus International Inc. From 1998 to 2002, Mr. Turnbull was President of Zebra Technologies Corporation, a manufacturer of computer printers for bar coding and supply chain applications. Before that he was President of the Commercial Products Group of Nashua Corporation from 1995 to 1997. Prior to that, Mr. Turnbull was President of the Polyken Technologies Division of Kendall International. From 1978 to 1994, Mr. Turnbull held various management positions with the Avery Dennison Corporation, including Vice President and General Manager of the Marking Films Division. Mr. Turnbull is also a director of WPT, Inc.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
     Mr. Kleist is an employee of the Company. Messrs. Coleman, Dougery, Kelen and Turnbull and Ms. Halliwell are outside directors, each of whom is independent in accordance with published NASDAQ listing requirements.
     The Board of Directors of the Company held seven meetings during the fiscal year ended March 31, 2006. All directors attended at least 75% of the meetings of the Board and its committees on which they served. In addition to action taken at the meetings, the Board and its committees on occasion act by unanimous written consent. The Board acted by written consent on two occasions during fiscal year 2006. The Board of Directors has established standing Audit, Nominating and Compensation/Stock Option Committees.
     The Audit Committee, which held ten meetings during fiscal year 2006, is composed of Messrs. Coleman, Dougery, and Kelen. The Audit Committee also acted by written consent on three occasions during fiscal year 2006. The Audit Committee meets periodically with the Company’s independent registered public accounting firm and Company financial personnel, as a group or separately, to oversee the planning and performance of the annual audit and to consult as to audit, accounting and financial matters. The Audit Committee brings to the attention of the Company any recommendations of the independent auditors for improvements in accounting procedures and internal control over financial reporting. (The “Audit Committee Charter” is hereby incorporated by reference to Appendix B of the Company’s Proxy Statement dated July 14, 2004.)
     The Compensation/Stock Option Committee, which held three meetings during fiscal year 2006, is composed of Ms. Halliwell and Messrs. Coleman, Dougery, and Kelen. This committee, which also acted by written consent on four occasions during fiscal year 2006, administered the 1994 Stock Incentive Plan, the 2005 Stock Option Plan and the executive compensation plan.
     The Nominating Committee, which held one meeting in fiscal year 2006, is composed of Ms. Halliwell and Messrs. Coleman, Dougery and Kelen. The Nominating Committee identifies and nominates for presentation to the stockholders individuals for membership on the Company’s Board of Directors. (The “Policy Concerning Nomination of Directors” is hereby incorporated by reference to Appendix A of the Company’s Proxy Statement Dated July 18, 2005.)
     Directors who are not employees of the Company received fees in amounts determined from time to time by the Board. During fiscal year 2006, directors were paid at a rate of $12,000 per year plus $1,250 for each meeting of the Board of Directors. Audit Committee members received an annual retainer of $1,000 plus $250 for each meeting attended. The Audit Committee Chairman received an additional retainer of $1,000. Directors who are also paid employees of the Company do not receive directors’ fees or committee members’ fees.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT
     The following table sets forth information as of June 26, 2006, regarding the beneficial ownership of the Common Stock of the Company by (i) all persons known by the Company to be beneficial owners of more than 5% of its outstanding stock, (ii) each of the directors of the Company, (iii) the executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors of the Company as a group.

	Shares of Common	Rights to Acquire
	Stock Beneficially	Beneficial		Percent
Beneficial Owner	Owned (1)	Ownership (2)	Total	of Class
Robert A. Kleist (3) 14600 Myford Road P.O. Box 19559 Irvine, CA 92623	1,156,472	15,600	1,172,072	17.7%

Rutabaga Capital Management, LLC (4) 64 Broad Street, 3rd Floor Boston, MA 02109	750,951	—	750,951	11.4%

Royce & Associates, LLC (4) 1414 Avenue of the Americas New York, NY 10019	470,481	—	470,481	7.1%

AWM Investment Company, Inc (4) 527 Madison Ave., Suite 2600 New York, NY 10022	405,882	—	405,882	6.1%

Dimensional Fund Advisors Inc. (4) (5) 1299 Ocean Ave., 11th Floor Santa Monica, CA 90401	355,373	—	355,373	5.4%

Directors
John R. Dougery	76,667	8,024	84,691	1.2%
Erwin A. Kelen	47,313	12,050	59,363	0.8%
Bruce T. Coleman	5,100	12,050	17,150	0.2%
Chris Whitney Halliwell	0	7,024	7,024	0.1%
Charles E. Turnbull	0	6,000	6,000	0.1%
Executive Officers
George L. Harwood	68,764	48,125	116,889	1.7%
C. Victor Fitzsimmons	69,436	39,687	109,123	1.6%
Theodore A. Chapman	40,000	50,990	90,990	1.3%
James B. McWilson	31,600	10,000	41,600	0.6%
All executive officers and directors as a group (10 persons including the persons named above)	1,495,352	209,550	1,704,902	25.0%

(1) Except as otherwise noted, the beneficial owners enjoy sole voting and investment powers with respect to the shares indicated, subject to community property laws where applicable.
(2) Includes shares which the party or group has the right to acquire by the exercise of stock options which are currently exercisable. There are no options which will become exercisable within 60 days after June 26, 2006 because the exercise dates of all outstanding stock options were accelerated making such options currently exercisable, as reported in the Company’s Forms 8-K filed with the Securities and Exchange Commission on December 8, 2005 and March 28, 2006.
(3) Mr. Kleist is also a director and an executive officer of the Company.
(4) Pursuant to Form 13F Holdings Report for quarter ended March 31, 2006 filed with the Securities and Exchange Commission.
(5) Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses voting and/or investment power over the securities of the Issuer described in this schedule that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Issuer held by the Funds. However, all securities reported in this schedule are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Pursuant to Section 16 of the Securities Act of 1934, as amended, the Company’s officers and directors and holders of more than 10% of the Company’s Common Stock are required to file reports of their trading in Company equity securities with the Securities and Exchange Commission.
     Based solely on its review of the copies of such reports received by the Company, or written representations from certain reporting persons, the Company believes that during the fiscal year 2006 all Section 16 filing requirements applicable to reporting persons were complied with.

REPORT OF THE COMPENSATION/STOCK OPTION COMMITTEE
     The Compensation/Stock Option Committee of the Board of Directors which is comprised of only non-employee directors made all decisions regarding executive compensation for fiscal year 2006.
Compensation Philosophy
     The Compensation/Stock Option Committee (“the Committee”) has adopted an executive compensation program designed to link executive compensation to the performance of the Company and is based upon the following principles:
•	To provide the level of total compensation necessary to attract, retain and motivate key executives required for the long-term success of the Company.

•	To provide a compensation plan that rewards performance by maintaining the base salary comparable to average salaries in the industry while creating opportunities for higher total compensation through Company performance bonuses and stock incentives.

•	To ensure that cash compensation should be related to the performance of the Company and any long-term incentives should be closely aligned with the interests of the stockholders.
     The executive total compensation consists of two elements: (A) an annual component consisting of base salary and executive bonus and (B) a long-term component consisting of stock options, and/or restricted stock.

(A)	Annual Component
Base Salary:	Base salaries for individual executive officers are measured against the industry norms for companies of comparable revenue size. This data is gathered from Mercer Human Resource Consulting and the Radford Associates Executive Compensation Survey. The total base salaries for the group of executive officers is set to approximate industry norms.

Executive Bonus:	The Committee has approved an incentive compensation plan for officers that is based upon achievement of quarterly Company profitability targets on a cumulative basis. The Committee approves the participation of executive officers in the plan which provides incentive compensation of varying percentage levels of base salaries.
(B)	Long-term Compensation
Stock Options:	The Committee administers the 1994 Stock Incentive Plan (the “1994 Plan”) and the 2005 Stock Option Plan (the “2005 Plan”), which provide for grants of stock options and restricted stock awards. The 1994 Plan and the 2005 Plan were established to advance the interests of the Company and its stockholders by strengthening the ability of the Company to attract and retain in its employ persons of training, experience and ability, and to furnish additional incentives to officers, directors and key employees of the Company. Stock options are granted periodically at the fair market value of Printronix stock on the date of grant. They are generally exercisable in 25% increments over four years and expire five to ten years after the date of grant. No further options may be granted under the 1994 Plan. All outstanding options previously granted under the 1994 Plan and the 2005 Plan are currently exercisable.

Restricted Stock:	On April 9, 2004, awards of restricted stock under the Company’s 1994 Stock Incentive Plan were made to the CEO, three executive officers and a fourth employee who is now an executive officer as a long-term incentive component of the Company’s compensation strategy. On July 9, 2005, an award of restricted stock was made to one executive officer. The shares will only vest if the Company achieves aggressive performance goals measured in terms of profit before taxes as a percentage of revenue, accompanied by the continued employment of the officer. In order to vest, the criteria must be satisfied for at least four (4) consecutive quarters during the six (6) fiscal years commencing upon the award of the stock.

Chief Executive Officer Compensation
     The Compensation/Stock Option Committee reviews the CEO’s total compensation package. A comparison is made between the current total compensation paid to the CEO and CEOs of companies of similar revenue size in the Company’s industry.
     On April 1, 2006 (fiscal year 2007), Robert A. Kleist, CEO, voluntarily took a 20% reduction in base salary which lowered the amount to a rate of $269,311 per year. This was done in response to the Company’s financial goals not being met and Mr. Kleist’s personal philosophy to pay for performance. Prior to this salary reduction, his base cash compensation was below that of his peers within the comparable industry. During fiscal years 2006, 2005 and 2004, the CEO received increases to base salary of 3.9%, 3.5% and 6.0%, respectively.
     The Compensation/Stock Option Committee may grant restricted stock awards and stock options to the CEO under the Company’s 2005 Plan in order to balance the risk/reward element of the position. No stock options were granted in fiscal year 2006. However, on April 9, 2004, pursuant to a restricted stock purchase agreement under the Company’s 1994 Plan, the CEO received a restricted stock award of 50,000 shares. These shares are issued and outstanding and will only vest if the Company achieves aggressive performance goals measured in terms of profit before taxes as a percentage of revenue, accompanied by the continued employment of the CEO. In order to vest, the criteria must be satisfied for at least four (4) consecutive quarters during the six (6) fiscal years commencing upon the award of the stock.

Compensation/Stock Option Committee Erwin A. Kelen, Chairman Bruce T. Coleman John R. Dougery Chris Whitney Halliwell

SUMMARY COMPENSATION TABLE

ANNUAL COMPENSATION					LONG-TERM COMPENSATION
					AWARDS		PAYOUTS
				OTHER		SECURITIES
NAME AND				ANNUAL	RESTRICTED	UNDERLYING	LTIP	ALL OTHER
PRINCIPAL				COMPENSATION	STOCK	OPTIONS/	PAYOUTS	COMPEN-
POSITION	YEAR	SALARY ($)(1)	BONUS ($)	($)(2)	AWARD(s) ($)	SARs(#)	($)	SATION ($)(3)
R.A. KLEIST	2006	341,572	16,362	16,200				6,418
President and CEO	2005	321,054	38,276	15,600				6,548
	2004	297,624	53,339	15,600				6,812

T.A. CHAPMAN	2006	242,547	8,167	12,150				2,340
Sr. Vice President —	2005	227,977	17,472	11,700				2,290
Engineering &	2004	212,645	25,084	11,700				1,740
Product Marketing and Chief Technical Officer

C.V. FITZSIMMONS	2006	223,602	18,358	12,150				2,340
Sr. Vice President —	2005	206,622	15,826	11,700				2,290
Worldwide Operations	2004	190,863	22,575	11,700				1,699

G.L. HARWOOD	2006	252,644	8,507	12,150				3,056
Sr. Vice President —	2005	237,467	18,200	11,700				2,980
Finance and IS,	2004	222,883	26,222	11,700				1,944
Chief Financial Officer
and Corporate Secretary

J.B. MCWILSON (4)	2006	192,911	64,932	11,112				1,532
Sr. Vice President — Sales, Americas and Europe

(1)	Fiscal 2006 was a 53-week period.

(2)	Car allowance.

(3)	All other compensation consists of 401(k) matching contributions and life insurance.

(4)	Mr. McWilson became an executive officer of the Company on July 30, 2005.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND
FISCAL YEAR-END OPTION/SAR VALUES

			NUMBER OF
			SECURITIES	VALUE OF
			UNDERLYING	UNEXERCISED IN-
			UNEXERCISED	THE-MONEY
			OPTIONS/SARs AT	OPTIONS/SARs AT
			FY-END (#)	FY-END ($)(1)
	SHARES ACQUIRED	VALUE	EXERCISABLE/	EXERCISABLE/
NAME	ON EXERCISE (#)	REALIZED ($)	UNEXERCISABLE	UNEXERCISABLE
R.A. KLEIST	15,750	121,039	15,600/0	145,704/0
T.A. CHAPMAN	0	0	50,990/0	338,009/0
C.V. FITZSIMMONS	0	0	39,687/0	345,217/0
G.L. HARWOOD	0	0	48,125/0	375,594/0
J.B. MCWILSON	0	0	10,000/0	11,600/0

(1)	Based on the difference between the fair market value of $15.45 per share on March 31, 2006 and the option exercise price.

LONG-TERM INCENTIVE PLANS
AWARDS IN LAST FISCAL YEAR

		PERFORMANCE OR OTHER
	NUMBER OF SHARES, UNITS	PERIOD UNTIL
NAME	OR OTHER RIGHTS (#)	MATURATION OR PAYOUT (1)
R.A. KLEIST	0
T.A. CHAPMAN	0
C.V. FITZSIMMONS	0
G.L. HARWOOD	0
J.B. MCWILSON	11,600

(1)	On July 9, 2005, an award of restricted stock under the Company’s 1994 Stock Incentive Plan was made to one executive officer as a long-term incentive component of the Company’s compensation strategy. The shares will only vest if the Company achieves aggressive performance goals measured in terms of profit before taxes as a percentage of revenue, accompanied by the continued employment of the officer. In order to vest, the criteria must be satisfied for at least four (4) consecutive quarters during the six (6) fiscal years commencing upon the award of the stock.

EQUITY COMPENSATION PLAN INFORMATION

			Number of securities
			remaining available for
	Number of securities to be	Weighted-average	future issuance under
	issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights.	warrants and rights.	reflected in column (a))
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	526,724	$10.2011	591,500
Equity compensation plans not approved by security holders	0	0	0
Total	526,724	$10.2011	591,500

(1)	The Company’s 1994 Stock Incentive Plan and 2005 Stock Option Plan provide for grants of stock options and restricted stock awards. The above table includes the total number of grants and awards outstanding and available for future issuance to all employees as of March 31, 2006.

REPORT OF THE AUDIT COMMITTEE
     The Audit Committee, which acts pursuant to an Audit Committee Charter oversees Printronix’s reporting process on behalf of the Board of Directors. The Audit Committee consists of three non-employee directors, each of whom is independent as defined by Rule 4200 (a) (14) of the National Association of Securities Dealers’ listing standards.
     Management is responsible for the financial reporting process, including the system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Printronix’s independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. While they have experience in business and financial matters, as required by the Audit Committee Charter, the members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and are not financial experts as that term is defined in applicable regulations. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.
     The Audit Committee has reviewed and discussed with management of Printronix the audited financial statements for the 2006 fiscal year; discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standard No. 61 (Communication With Audit Committees), currently in effect; received a written disclosure letter from Printronix’s independent registered public accounting firm as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), currently in effect, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and based on the preceding review and discussion contained in this paragraph, recommended to the Board of Directors that the audited financial statements be included in Printronix’s Annual Report on Form 10-K for the 2006 fiscal year for filing with the Securities and Exchange Commission.

Audit Committee
John R. Dougery, Chairman
Bruce T. Coleman
Erwin A. Kelen

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
     The following table presents the aggregate fees billed to the Company for the fiscal years ended March 31, 2006 (fiscal 2006) and March 25, 2005 (fiscal 2005) by the Company’s independent registered public accounting firm. During fiscal year 2006 until September 1, 2005, BDO Seidman, LLP served as the Company’s independent registered public accounting firm and also provided certain tax services. Effective September 13, 2005 and for the remainder of fiscal year 2006, PricewaterhouseCoopers LLP served as the Company’s independent registered independent public accounting firm and also provided certain tax services.

	PricewaterhouseCoopers LLP	BDO Seidman, LLP
	2006	2006	2005
Audit Fees	$1,690,000	$228,808	$293,461
Audit-Related Fees	—	21,800	11,475
Tax Fees	178,668	7,500	5,380
All Other Fees	—	—	—
     Audit Fees. This category includes fees for the audit of the Company’s annual consolidated financial statements, reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q and for the audit of internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act.
     Audit-Related Fees. These fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. This category includes fees for attendance at audit committee meetings, treatment of restricted stock and revenue recognition consultation.
     Tax Fees. This category includes fees incurred for tax compliance, review, advice, planning, tax consulting for the American Jobs Creation Act of 2004 dividend repatriation and assistance with tax audits.
     Pre-Approval Policy
     Under its charter, the Audit Committee must pre-approve all audit and permissible non-audit services to be provided to the Company by the independent registered public accounting firm to assure that such services do not impair the independent registered public accounting firm’s independence. Consistent with the rules of the Securities and Exchange Commission regarding auditor independence, the Audit Committee has the responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm.

PERFORMANCE GRAPH
     Set forth below is a line graph comparing the cumulative total stockholder return on the Common Stock of the Company for the last five fiscal years with the cumulative total return of companies on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) U.S. Companies Index and Peer Group Index over the same period of time. The Peer Group Index is a Computer Peripherals Industry Group created by Hemscott, Inc.
COMPARE FIVE YEAR CUMMULATIVE TOTAL RETURN
AMONG PRINTRONIX, INC.,
NASDAQ MARKET INDEX AND HEMSCOTT GROUP INDEX
     Assumes $100 invested on March 31, 2001 in Printronix, Inc. Common Stock, the NASDAQ U.S. Companies Index and Peer Group Index. Total stockholder returns assume reinvestment of dividends. The closing fair market value of Printronix, Inc. Common Stock on March 31, 2001 was $5.66.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS
     Effective September 1, 2005, the Company dismissed BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm. BDO’s report on the Company’s consolidated financial statements for the last two fiscal years contained no adverse opinion, contained no disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Company’s audit committee. During the last two fiscal years and thereafter through September 1, 2005, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of BDO would have caused them to make reference thereto in their report on the financial statements for such years. During the fiscal years ended March 26, 2004, March 25, 2005, and through September 1, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).
     Effective September 13, 2005, the Company retained PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm. The Company did not consult with PwC with respect to accounting principles or practices or financial statement disclosures in any of its financial statements during the last two fiscal years or thereafter through September 1, 2005.
     The Company provided BDO a copy of the foregoing disclosures. As required by Item 304(a)(3) of Regulation S-K (Reg. §229.304(a)(3)), a copy of BDO’s letter dated September 14, 2005 stating that it agrees with the statements concerning BDO is incorporated by reference to Exhibit 16 on Current Report on Form 8-K filed with the Securities and Exchange Commission on September 16, 2005.
     A member of PricewaterhouseCoopers LLP is expected to be present at the meeting, will have an opportunity to make a statement if so desired and will be available to respond to appropriate questions.
STOCKHOLDER PROPOSALS
     Stockholders who wish to present proposals for action at the 2007 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than March 24, 2007, for inclusion in next year’s Proxy Statement and proxy.

POLICY CONCERNING COMMUNICATION WITH DIRECTORS
     All communications with directors, including suggestions of nominees for election to the Board of Directors, must be in writing and may be addressed either to the Board of Directors or to one or more individual directors, c/o Ms. Sally Hamilton, Legal Services Manager, Printronix, Inc., P.O. Box 19559, Irvine, California 92623-9559. From time to time additional addresses and/or e-mail addresses may be authorized. Those addresses will appear on the Company’s website at www.printronix.com.
     Communications are distributed to the Board of Directors, or to any individual director or directors as appropriate, depending upon the facts and circumstances set forth in the communication. Items that are unrelated to the duties and responsibilities of the Board of Directors will not be forwarded, such as (1) junk mail and mass mailings; (2) product complaints; (3) product inquiries; (4) new product suggestions; (5) resumes and other forms of job inquiries; (6) surveys; and (7) business solicitations or advertisements.
     In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded. However, any communication that is excluded will be made available to any director upon request.

GENERAL INFORMATION
     The cost of soliciting the enclosed form of proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, special letter or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers, or other employees for such services.
     The Board of Directors presently knows of no other business which will come before the meeting. However, if any other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

By Order of the Board of Directors

GEORGE L. HARWOOD
Senior Vice President, Finance & IS,
Chief Financial Officer and Secretary
July 21, 2006

PROXY

PRINTRONIX, INC. Proxy Solicited by the Board of Directors Annual Meeting of Stockholders to be held August 22, 2006

     The undersigned hereby appoints Robert A. Kleist and George L. Harwood as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Printronix, Inc. held of record by the undersigned on June 26, 2006 at the annual meeting of stockholders to be held on August 22, 2006 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲   Detach here from proxy voting card.   ▲
You can now access your Printronix, Inc. account online.
Access your Printronix, Inc. shareholder/stockholder account online via Investor ServiceDirect® (ISD).
Mellon Investor Services LLC Transfer Agent for Printronix, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• Make address changes

• View certificate history	• Establish/change your PIN

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For Technical Assistance Call 1-877-978-7778 between 9am-7pm
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THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSAL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS	Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

	FOR	WITHHOLD AUTHORITY
The Board of Directors recommends a vote FOR Item 1.	all nominees listed below (except as marked to the contrary)	to vote for all nominees listed below
PROPOSAL NUMBER 1: To elect six directors to hold office until the next annual meeting of stockholders.	☐	☐	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof

(INSTRUCTIONS: To withhold authority to vote for any individual nominee write that nominee’s name in the space provided below.)

01 R. Kleist, 02 B. Coleman, 03 J. Dougery, 04 C. Halliwell, 05 E. Kelen, 06 C. Turnbull

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Signature(s)	Date:	, 2006
Please mark, date and sign as your name appears hereon and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signer is a corporation please sign in the full corporate name, by duly authorized officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each stockholder named must sign.

▲  Detach here from proxy voting card  ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/ptnx Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.
You can view the Annual Report on Form 10-K and Proxy
Statement on the internet at: http://www.printronix.com